Lazard Asset Management LLC 30 Rockefeller Plaza New York, NY 10112-6300 www.LazardNet.com	LAZARD ASSET MANAGEMENT
Lazard Global Total Return & Income Fund, Inc. First Quarter Report M A R C H 3 1 , 2 0 0 6

This report is intended only for the information of stockholders or those who have received the current prospectus covering shares of Common Stock of Lazard Global Total Return & Income Fund, Inc. which contains information about management fees and other costs.

Lazard Global Total Return & Income Fund, Inc.
Investment Overview

Dear Shareholder,

We are pleased to present the First Quarter Report for Lazard Global Total Return & Income Fund, Inc. (“LGI” or the “Fund”), for the period ended March 31, 2006. LGI is a diversified, closed-end management investment company that began trading on the New York Stock Exchange (“NYSE”) on April 28, 2004. Its ticker symbol is “LGI.”

The Fund has been in operation for nearly two years, and we are pleased with LGI’s overall performance. We believe that the Fund has provided investors with an attractive yield and diversification, backed by the extensive experience, commitment, and professional management of Lazard Asset Management LLC (the “Investment Manager” or “Lazard”).

Portfolio Update (as of March 31, 2006)

During the first quarter of 2006, the Fund’s Net Asset Value per share (“NAV”) gained an impressive 8.2%, outperforming the Morgan Stanley Capital International (MSCI®) World® Index return of 6.6%. Since inception, the Fund’s annualized NAV return of 15.2% is also ahead of its benchmark’s return of 14.5%. Shares of LGI ended the first quarter of 2006 with a market price of $19.54, representing a 13.2% discount to the Fund’s NAV of $22.50. The Fund’s net assets were $216.1 million, with total leveraged assets of $307.7 million, representing 29.8% leverage.

We believe that LGI’s investment thesis remains sound, as the Fund’s NAV returns, since its inception and in the first quarter of 2006, have outperformed the Index. Contributing factors to the first quarter’s strong performance included the sharp rally in global stocks, which experienced a mid-quarter selloff, then bounced back in mid-March, to levels not seen since 2000, and strong global merger and acquisition activity. Following a period of modest returns in 2005 for the smaller, short-duration currency and debt portion of the Fund, performance on this portion of the portfolio was stronger in the first quarter of 2006, and has been a significant positive contributor to overall performance in this period and since the Fund’s inception.

At the quarter’s end, 68.7% of the Fund’s total leveraged assets consisted of global equities and 31.2% consisted of emerging markets currency and debt instruments, while the remaining 0.1% consisted of cash and other assets.

Declaration of Dividends

Pursuant to LGI’s level distribution policy, the Fund’s Board of Directors has declared a monthly dividend distribution of $0.1042 per share on the Fund’s outstanding stock each month since the first dividend was paid on July 23, 2004. This distribution level represents an annualized market yield of 6.4%, based on the share price of $19.54 at the close of NYSE trading on March 31, 2006. LGI has met all of its distribution obligations without returning any capital to the Fund’s stockholders.

Additional Information

Please note that available on www.LazardNet.com are frequent updates on the Fund’s performance, press releases, and a monthly fact sheet that provides information about the Fund’s major holdings, sector weightings, regional exposures, and other characteristics. You may also reach Lazard by phone at 1-800-828-5548.

On behalf of Lazard, we thank you for your investment in Lazard Global Total Return & Income Fund, Inc. and look forward to continuing to serve your investment needs in the future.

Message from the Portfolio Managers

Global Equity Portfolio
(68.7% of total leveraged assets)

The Fund’s equity portfolio is invested primarily in 35 to 45 equity securities of large, well-known global companies with strong financial productivity at attractive valuations. As of March 31, 2006, examples included GlaxoSmithKline, a global, research-based pharmaceutical company based in the United Kingdom; Home Depot, a U.S.-based company that operates warehouse-style stores selling building materials, home improvement supplies, and lawn and gar-

Lazard Global Total Return & Income Fund, Inc.
Investment Overview (continued)

den products; Nokia Corp., the Finnish manufacturer of mobile telephones, enhanced communicators, entertainment and gaming devices, and media and imaging telephones; and Total SA, the French-based energy supplier that explores for, produces, refines, transports, and markets oil and natural gas.

Companies held in the global equity portfolio are all based in developed-market regions around the world. As of March 31, 2006, 42.9% of these companies were based in North America, 30.1% were in continental Europe (not including the U.K.), 20.4% were in the U.K., and 6.6% were in Japan. The global equity portfolio is similarly well diversified across a number of industry sectors. The top two sectors, by weight, at March 31, 2006, were financials (29.4%), which includes banks, insurance companies, and financial services companies, and information technology (16.6%), a sector that encompasses those industries that include design, development, installation, and implementation of information systems and applications, which includes hardware, software, IT services, and media-related companies. Other sectors represented in the portfolio include consumer discretionary, consumer staples, energy, health care, industrials, and telecommunications services. The average dividend yield on the global equity portfolio was 2.3% as of the end of the first quarter.

Global Equity Market Review

A sharp rally in global stocks marked the first quarter of 2006, including a mid-quarter selloff before the mid-March bounce-back. The mid-quarter selloff was attributed to concerns over the sustainability of global growth and worries that the monetary tightening around the world (particularly in Japan, where rates have essentially been at zero for many years) would lead to a global reduction in investor risk tolerance. However, a continuation of strong profit growth, coupled with robust merger and acquisition activity (particularly in Europe), aided the overall rally in the global markets. In fact, the first quarter witnessed over $800 billion worth of global merger and acquisition activity. The largest deal was AT&T’s $67 billion offer for BellSouth. Subsequently, the telecom services sector outpaced the overall U.S. market. In addition, Europe’s utility sector saw significant merger activity when Germany’s E.ON offered 29 billion euros for Spain’s Endesa. From a sector perspective, energy, which had dominated index performance in 2005, performed modestly better than the global broad market, as oil prices failed to surpass last year’s records. Telecom services, 2005’s worst performing sector, performed well in the first quarter of 2006, driven by gains in U.S. telecoms. The materials sector was the best performer, while technology, health care, and consumer staples lagged. The Japanese market, which had soared during the second half of 2005 on expectations that its economy was finally emerging from a long malaise, lagged the global broad market, as the Central Bank of Japan halted its policy of flooding the economy with funds to fight deflation, and the Livedoor securities fraud weighed on the market. On the positive side, economic reports from Japan continue to be strong, U.S. stocks had their best performance in five quarters and, in Europe, takeover speculation helped stocks advance in the face of forecasts for slower earnings growth and the European Central Bank’s second interest-rate increase in three months.

What Helped and What Hurt LGI

During the first quarter of 2006, the performance for the Fund’s global equity portfolio benefited from stock selection in health care, as Schering AG, a pharmaceutical holding, received a takeover offer as a result of consolidation in the global pharmaceutical industry. Stock selection in technology also helped the performance, as some of the Fund’s large U.S. holdings benefited from reaccelerating revenue growth. Conversely, performance was hurt by stock selection in energy, as some of the portfolio’s European holdings lagged, including ENI, and by an underweight to the oil services sector.

Lazard Global Total Return & Income Fund, Inc.
Investment Overview (continued)

Emerging Market Currency and Debt Portfolio
(31.2% of total leveraged assets)

The Fund also seeks enhanced income through investing in high-yielding, short-duration1 (typically, under one-year) emerging market forward currency contracts and local currency debt instruments. As of March 31, 2006, this portfolio consisted primarily of forward currency contracts (82.1%), and a smaller allocation to sovereign debt obligations (12.7%) and structured notes (5.2%). The average duration of the emerging market currency and debt portfolio was approximately 5.2 months, with an average yield of 8.2%.

At the end of the first quarter of 2006, the Fund’s emerging market currency and debt holdings were highly diversified across 31 countries within Eastern Europe (15.2%), Asia (26.6%), Latin America (19.8%), the Middle East (9.5%), Africa (17.2%), and the Commonwealth of Independent States and Baltic countries (11.7%).

Emerging Market Currency and Debt Market Review 2006 was off to a solid start in emerging markets. Currencies have generally been appreciating, while external debt spreads are near record levels of tightness, and the multi-year emerging-markets equities bull-market run has continued unabated. There is increasing investor confidence in the current environment of strong global expansion alongside controlled inflation.

Accelerating global growth, historically low VIX levels (volatility index used to measure the markets’ levels of satisfaction or anxiety), ongoing soundness of emerging markets fundamentals, record portfolio inflows, and tightening monetary policy biases in place among many emerging markets central banks are all supportive factors for this portfolio’s performance year-to-date. During this global expansionary period, faster export growth from emerging markets has been noted. Many of these markets are net commodity exporters. Thus, high prices and a strong Asian growth profile are supportive factors for continued trade surpluses. Many emerging markets continue to post current account surpluses and are benefiting from increased capital (especially equity and overseas worker remittance) inflows. These factors have been associated with local currency appreciation pressures across most of our holdings. Emerging market policymakers are keen to support strengthening domestic demand, in its contributory role, together with net exports, toward sustained growth in gross domestic product. While both currency strength and higher interest rates have a role to play in tightening monetary conditions, locally, there appears to be increasing policymaker tolerance (or even explicit support) for appreciating exchange rates as an alternative or complement to higher official monetary policy rates.

What Helped and Hurt LGI

In keeping with the Fund’s thesis on the risk/return attributes of a diversified local currency market portfolio, it is interesting to note that each of the top five countries contributing to first quarter returns were sourced from a different region of the emerging world. The top contributor was the portfolio’s bullish exposure to Brazil. This country’s trade surplus has gone from strength to strength. The Romanian currency market was also a strong contributor to portfolio returns. Exposure to the Russian ruble was positive, as the Central Bank of Russia permitted a material appreciation of the real effective exchange rate during the first quarter to counter domestic inflationary pressure. The Indonesian currency market contributed to performance, as the high-carry rupiah rallied sharply. Indonesia’s policy rate is the highest in Asia, and the market is gaining confidence in its central bank policy and investment climate. And, continued strong performance from the Turkish lira and local debt helped the portfolio during the quarter.

Detracting from the portfolio’s performance was its position in the Icelandic currency market, as the krona weakened sharply in an environment of thin liquidity. The Tanzanian shilling hurt portfolio performance due to the country’s strong import-related demand for U.S. dollars. Finally, constrained position sizes or lack of exposure to the highest returning markets, such as the Czech Republic, Hungary, Indonesia, and the Philippines, limited portfolio upside.

Lazard Global Total Return & Income Fund, Inc.
Investment Overview (continued)

Please consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. For more complete information about the Fund, you may obtain the prospectus by calling 800-828-5548. Read the prospectus carefully before you invest. The prospectus contains investment objectives, risks, charges, expenses and other information about the Fund, which may not be detailed in this report.

Notes to Investment Overview:
1	A measure of the average cash weighted term-to-maturity of the investment holdings. Duration is a measure of the price sensitivity of a bond to interest rate movements. Duration for a forward currency contract is equal to its term-to-maturity.

All returns are for the period ended March 31, 2006 and reflect reinvestment of all dividends and distributions. Past performance is not indicative, nor a guarantee, of future results.

The performance data of the index and other market data have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. The index is unmanaged, has no fees or costs and is not available for investment.

The views of the Fund’s management and the portfolio holdings described in this report are as of March 31, 2006; these views and portfolio holdings may have changed subsequent to this date. Nothing herein should be construed as a recommendation to buy, sell, or hold a particular investment. There is no assurance that the portfolio holdings discussed herein will remain in the Fund at the time you receive this report, or that portfolio holdings sold will have not been repurchased. The specific portfolio holdings may in aggregate represent only a small percentage of the Fund’s holdings. It should not be assumed that investments identified and discussed were, or will be, profitable, or that the investment decisions we make in the future will be profitable, or equal the performance of the investments discussed herein.

The views and opinions expressed are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of the outlooks for markets, sectors and securities as discussed herein. You should read the Fund’s prospectus for a more detailed discussion of the Fund’s investment objective, strategies, risks and fees.

Lazard Global Total Return & Income Fund, Inc.
Investment Overview (continued)

Comparison of Changes in Value of $10,000 Investment in
LGI and MSCI World Index* (unaudited)

Average Annual Total Returns*
Periods Ended March 31, 2006
(unaudited)
	One	Since
	Year	Inception**

Market Price	11.29%	4.98%
Net Asset Value	13.72	15.16
MSCI World Index	18.03	14.47

*	All returns reflect reinvestment of all dividends and distributions. The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, nor a guarantee, of future results; the investment return, market price and net asset value of the Fund will fluctuate, so that an investor’s shares in the Fund, when sold, may be worth more or less than their original cost. The returns do not reflect the deduction of taxes that a stockholder would pay on the Fund’s distributions or on the sale of Fund shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The index is unmanaged, has no fees or costs and is not available for investment. The MSCI World Index represents market value-weighted average returns of selected securities listed on the stock exchanges of Europe, Australasia and Far East, New Zealand, Canada, and the United States.

**	The Fund’s inception date was April 28, 2004.

Lazard Global Total Return & Income Fund, Inc.
Investment Overview (concluded)

Ten Largest Equity Holdings
March 31, 2006 (unaudited)
		Percentage of
Security	Value	Net Assets

Credit Suisse Group Sponsored ADR	$8,390,172	3.88%
Nokia Oyj Sponsored ADR	8,122,240	3.76
Exxon Mobil Corp.	7,802,252	3.61
Total SA Sponsored ADR	7,653,513	3.54
Microsoft Corp.	7,635,126	3.53
Nomura Holdings, Inc. ADR	7,373,742	3.41
Oracle Corp.	6,530,130	3.02
Diageo PLC Sponsored ADR	6,412,773	2.97
HSBC Holdings PLC Sponsored ADR	6,392,414	2.96
Barclays PLC Sponsored ADR	6,332,040	2.93

Lazard Global Total Return & Income Fund, Inc.
Portfolio of Investments
March 31, 2006 (unaudited)

Description	Shares	Value

Common Stocks—97.8%

Finland—3.8%
Nokia Oyj Sponsored ADR (c)	392,000	$8,122,240

France—6.9%
Societe Generale Sponsored ADR	101,300	3,052,169
Total SA Sponsored ADR (c)	58,100	7,653,513
Vivendi SA Sponsored ADR	124,800	4,268,160

Total France		14,973,842

Germany—3.7%
Schering AG ADR (d)	31,800	3,304,338
Siemens AG Sponsored ADR	50,600	4,714,402

Total Germany		8,018,740

Italy—2.3%
Eni SpA Sponsored ADR (c)	89,250	5,085,465

Japan—6.5%
Canon, Inc. Sponsored ADR	69,000	4,557,450
Kao Corp. Sponsored ADR	7,700	2,031,568
Nomura Holdings, Inc. ADR (d)	332,600	7,373,742

Total Japan		13,962,760

Netherlands—2.9%
Heineken NV ADR (d)	327,500	6,225,775

Switzerland—9.7%
Credit Suisse Group
Sponsored ADR (d)	150,200	8,390,172
Nestle SA Sponsored ADR (d)	57,400	4,263,098
Novartis AG ADR	39,600	2,195,424
Swiss Re Sponsored ADR (c), (d)	55,200	3,860,688
UBS AG	21,400	2,353,358

Total Switzerland		21,062,740

United Kingdom—20.0%
Barclays PLC Sponsored ADR (c), (d) .	135,300	6,332,040
BP PLC Sponsored ADR	69,600	4,798,224
Cadbury Schweppes PLC
Sponsored ADR (c), (d)	112,700	4,508,000
Diageo PLC Sponsored ADR (d)	101,100	6,412,773
GlaxoSmithKline PLC ADR (c)	80,200	4,195,262
HSBC Holdings PLC
Sponsored ADR (d)	76,300	6,392,414
Tesco PLC Sponsored ADR (d)	119,000	2,043,468
Unilever PLC Sponsored ADR	95,500	3,922,185
Vodafone Group PLC
Sponsored ADR	219,100	4,579,190

Total United Kingdom		43,183,556

United States—42.0%
Bank of America Corp. (c)	138,200	6,293,628
Chevron Corp. (c)	73,400	4,254,998
Cisco Systems, Inc. (a)	220,400	4,776,068
Citigroup, Inc. (c)	116,000	5,478,680
Exxon Mobil Corp. (c)	128,200	7,802,252
First Data Corp.	84,300	3,946,926
General Electric Co.	116,300	4,044,914
Golden West Financial Corp. (d)	31,200	2,118,480
Honeywell International, Inc.	55,000	2,352,350
International Business Machines Corp.	42,600	3,513,222
Johnson & Johnson	104,300	6,176,646
JPMorgan Chase & Co. (c)	148,896	6,200,029
Microsoft Corp. (c)	280,600	7,635,126
Oracle Corp. (a), (c)	477,000	6,530,130
Pfizer, Inc.	103,500	2,579,220
The Coca-Cola Co.	74,200	3,106,754
The Home Depot, Inc.	107,600	4,551,480
United Technologies Corp.	88,000	5,101,360
Wells Fargo & Co.	67,000	4,279,290

Total United States		90,741,553

Total Common Stocks
(Identified cost $179,944,558)		211,376,671

See Notes to Portfolio of Investments.

Lazard Global Total Return & Income Fund, Inc.
Portfolio of Investments (continued)
March 31, 2006 (unaudited)

	Principal
	Amount
Description	(000) (e)	Value

Foreign Government
Obligations—5.7%

Egypt—3.7%
Egypt Treasury Bills:
0.00%, 04/25/06	6,425	$1,111,170
0.00%, 05/09/06	2,750	474,019
0.00%, 05/30/06	9,150	1,569,231
0.00%, 07/18/06	7,475	1,267,661
0.00%, 07/25/06	4,550	770,353
0.00%, 08/08/06	2,250	379,691
0.00%, 09/12/06	3,775	632,112
0.00%, 09/26/06	3,100	517,413
0.00%, 10/17/06	6,800	1,129,528

Total Egypt		7,851,178

Israel—0.2%
Israel Government Bond,
6.00%, 01/31/10	1,930	408,189

Turkey—1.8%
Turkey Government Bonds:
0.00%, 11/08/06	897	616,600
0.00%, 03/07/07	3,231	2,131,859
0.00%, 05/09/07	843	545,372
0.00%, 09/05/07	1,083	667,315

Total Turkey		3,961,146

Total Foreign Government
Obligations
(Identified cost $12,151,079)		12,220,513

Structured Notes—2.3%

Brazil—1.3%
Citibank Brazil Inflation-Linked Bond
NTN-B:
9.75%, 05/18/09 (f)	927	$918,956
9.60%, 08/17/10 (f)	1,029	989,464
8.45%, 05/18/15 (f)	989	970,910

Total Brazil		2,879,330

Costa Rica—0.7%
Citibank CRC Linked Deposit,
14.05%, 10/11/06 (f)	1,511	1,526,488

Zambia—0.3%
Smith Barney ZMK Linked Deposit,
13.00%, 09/29/06	1,941,300	597,323

Total Structured Notes
(Identified cost $5,023,003)		5,003,141

Description	Shares	Value

Short-Term Investment—18.8%

Collateral for Securities
on Loan—18.8%
State Street Navigator Securities
Lending Prime Portfolio, 4.71%
(Identified cost $40,540,475)
(g), (h)	40,540,475	40,540,475

Total Investments—124.6%
(Identified cost $237,659,115) (b) .		$269,140,800

Liabilities in Excess of Cash
and Other Assets—(24.6)% .		(53,075,842)

Net Assets—100.0%		$216,064,958

See Notes to Portfolio of Investments.

Lazard Global Total Return & Income Fund, Inc.
Portfolio of Investments (continued)
March 31, 2006 (unaudited)

Forward Currency Contracts open at March 31, 2006:

			U.S. $ Cost	U.S. $
Forward Currency	Expiration	Foreign	on Origination	Current	Unrealized	Unrealized
Purchase Contracts	Date	Currency	Date	Value	Appreciation	Depreciation

ARS	04/03/06	2,222,640	$720,000	$721,314	$1,314	$—
ARS	04/12/06	3,506,000	1,137,278	1,137,665	387	—
ARS	04/18/06	1,674,349	545,000	543,267	—	1,733
ARS	04/28/06	1,993,944	646,000	646,877	877	—
ARS	05/03/06	2,185,493	709,000	708,805	—	195
BRL	04/06/06	8,936,820	3,790,000	4,110,432	320,432	—
BRL	04/10/06	3,929,550	1,675,000	1,805,389	130,389	—
BRL	09/01/06	237,334	106,000	105,012	—	988
BRL	12/20/06	1,672,163	645,000	721,810	76,810	—
BRL	01/31/07	1,874,000	773,421	801,417	27,996	—
BWP	05/03/06	2,889,316	526,000	523,247	—	2,753
BWP	06/09/06	2,937,525	530,000	528,522	—	1,478
BWP	06/19/06	2,917,805	529,000	524,059	—	4,941
CLP	04/20/06	242,468,250	453,000	461,654	8,654	—
CLP	06/19/06	327,256,000	620,614	622,769	2,155	—
COP	04/06/06	4,464,224,000	1,952,000	1,946,086	—	5,914
COP	05/02/06	1,178,191,000	518,000	513,414	—	4,586
COP	05/02/06	1,044,309,000	465,171	455,073	—	10,098
COP	05/12/06	1,119,552,000	476,000	487,793	11,793	—
COP	05/18/06	929,880,000	405,000	405,118	118	—
COP	05/24/06	687,420,000	304,000	299,461	—	4,539
COP	06/21/06	328,074,000	145,294	142,774	—	2,520
CSD	05/11/06	36,887,400	495,000	507,264	12,264	—
CSD	04/20/06	37,676,840	521,695	521,369	—	326
CSD	06/09/06	28,147,588	384,215	383,847	—	368
EUR	05/08/06	801,405	958,000	972,057	14,057	—
GHC	04/10/06	2,754,280,000	296,000	300,927	4,927	—
GHC	04/13/06	1,379,054,000	149,832	150,635	803	—
GHC	08/31/06	5,922,351,000	629,836	630,406	570	—
GHC	09/18/06	2,077,498,000	221,364	220,272	—	1,092
IDR	04/11/06	4,967,505,000	531,000	546,661	15,661	—
IDR	04/20/06	2,125,200,000	231,000	233,873	2,873	—
IDR	05/16/06	22,935,040,000	2,480,000	2,523,940	43,940	—
IDR	06/27/06	4,808,830,000	521,000	529,199	8,199	—
ILS	05/31/06	1,682,100	356,000	359,958	3,958	—
ILS	06/19/06	11,374,448	2,405,000	2,433,739	28,739	—
ILS	09/29/06	2,418,504	528,000	516,967	—	11,033
INR	04/03/06	79,887,700	1,790,000	1,792,239	2,239	—
INR	04/10/06	24,379,790	547,000	546,683	—	317
INR	04/17/06	12,926,000	289,496	289,707	211	—
INR	05/03/06	83,051,460	1,853,000	1,859,410	6,410	—
INR	06/05/06	23,162,970	519,000	517,579	—	1,421
ISK	04/06/06	40,388,565	633,000	565,460	—	67,540
ISK	04/06/06	39,100,152	546,000	547,422	1,422	—
ISK	04/10/06	25,067,790	396,000	350,729	—	45,271
ISK	04/10/06	31,036,000	461,687	434,232	—	27,455
KRW	04/06/06	1,117,055,000	1,152,792	1,149,807	—	2,985
KRW	05/08/06	487,140,800	502,000	501,799	—	201
KRW	05/08/06	502,278,300	513,000	517,392	4,392	—
KRW	06/20/06	162,640,000	167,480	167,702	222	—

See Notes to Portfolio of Investments.

Lazard Global Total Return & Income Fund, Inc.
Portfolio of Investments (continued)
March 31, 2006 (unaudited)

Forward Currency Contracts open at March 31, 2006 (continued):

			U.S. $ Cost	U.S. $
Forward Currency	Expiration	Foreign	on Origination	Current	Unrealized	Unrealized
Purchase Contracts	Date	Currency	Date	Value	Appreciation	Depreciation

KRW	08/28/06	883,071,000	$917,000	$912,115	$—	$4,885
MXN	04/07/06	5,572,350	525,000	511,266	—	13,734
MXN	03/30/07	6,290,201	557,000	563,058	6,058	—
MYR	05/16/06	1,866,985	505,000	508,008	3,008	—
MYR	06/12/06	2,044,056	552,000	556,907	4,907	—
MYR	07/31/06	2,078,505	561,000	567,599	6,599	—
MYR	08/07/06	2,043,108	551,000	558,121	7,121	—
MYR	08/14/06	4,442,880	1,204,000	1,214,084	10,084	—
MYR	11/13/06	2,908,000	790,432	798,139	7,707	—
NGN	08/10/06	130,309,120	992,000	1,001,091	9,091	—
PEN	04/03/06	1,714,776	519,000	509,425	—	9,575
PEN	04/12/06	1,705,170	503,000	506,301	3,301	—
PEN	04/17/06	1,705,170	503,000	506,150	3,150	—
PEN	04/24/06	1,774,429	534,000	526,490	—	7,510
PHP	04/03/06	131,858,860	2,527,000	2,576,906	49,906	—
PHP	04/24/06	44,046,120	849,000	859,678	10,678	—
PHP	06/30/06	136,123,660	2,654,000	2,645,952	—	8,048
PLN	04/21/06	1,178,582	362,000	362,746	746	—
PLN	05/31/06	2,574,000	813,990	793,052	—	20,938
PLN	06/13/06	17,271,000	5,330,556	5,323,286	—	7,270
RON	04/10/06	2,377,000	810,709	816,384	5,675	—
RON	04/20/06	7,791,000	2,654,605	2,673,562	18,957	—
RON	04/25/06	1,102,000	380,669	378,002	—	2,667
RON	05/09/06	2,105,000	717,328	721,416	4,088	—
RON	05/30/06	2,258,000	775,079	773,040	—	2,039
RUB	05/24/06	99,755,000	3,526,158	3,599,318	73,160	—
RUB	06/09/06	15,998,580	559,000	577,262	18,262	—
RUB	10/06/06	14,598,120	509,000	526,295	17,295	—
RUB	02/01/07	4,929,750	175,000	177,500	2,500	—
RUB	02/26/07	42,336,000	1,470,000	1,523,688	53,688	—
RUB	02/26/07	7,284,020	251,000	262,155	11,155	—
RUB	05/24/07	106,389,050	3,826,944	3,800,613	—	26,331
RUB	05/24/07	106,389,050	3,826,944	3,800,613	—	26,331
RUB	09/19/08	21,264,250	725,000	748,836	23,836	—
SGD	04/17/06	2,032,998	1,252,000	1,257,142	5,142	—
SGD	05/08/06	818,449	508,000	506,506	—	1,494
SGD	06/06/06	1,758,000	1,089,807	1,089,248	—	559
SGD	07/13/06	1,110,611	684,000	689,202	5,202	—
SGD	08/23/06	1,977,000	1,222,362	1,229,024	6,662	—
SGD	08/28/06	1,622,669	1,002,000	1,008,968	6,968	—
SIT	05/22/06	416,096,340	2,098,000	2,106,529	8,529	—
SKK	04/28/06	34,355,322	1,098,000	1,109,097	11,097	—
SKK	04/28/06	71,892,940	2,324,000	2,320,929	—	3,071
THB	04/11/06	52,933,920	1,326,000	1,360,752	34,752	—
TRY	04/04/06	998,093	742,077	741,146	—	931
TRY	04/04/06	998,093	742,077	741,146	—	931
TRY	04/21/06	5,015,767	3,722,000	3,710,590	—	11,410
TWD	04/24/06	22,991,000	711,135	710,300	—	835

See Notes to Portfolio of Investments.

Lazard Global Total Return & Income Fund, Inc.
Portfolio of Investments (concluded)
March 31, 2006 (unaudited)

Forward Currency Contracts open at March 31, 2006 (concluded):

			U.S. $ Cost	U.S. $
Forward Currency	Expiration	Foreign	on Origination	Current	Unrealized	Unrealized
Purchase Contracts	Date	Currency	Date	Value	Appreciation	Depreciation

TZS	05/08/06	323,733,000	$270,003	$263,041	$—	$6,962
TZS	05/23/06	354,985,000	293,364	287,674	—	5,690
TZS	06/05/06	647,511,000	525,944	523,537	—	2,407
TZS	06/22/06	255,046,600	212,000	205,603	—	6,397
TZS	06/23/06	217,537,000	180,972	175,334	—	5,638
TZS	07/05/06	134,366,000	111,600	108,063	—	3,537
TZS	08/09/06	453,601,000	367,125	362,427	—	4,698
TZS	08/16/06	258,841,000	211,535	206,544	—	4,991
TZS	10/13/06	758,249,000	617,040	597,915	—	19,125
TZS	10/26/06	447,902,000	364,000	352,029	—	11,971
TZS	10/26/06	473,088,000	384,000	371,824	—	12,176
TZS	12/15/06	442,737,000	346,880	343,618	—	3,262
TZS	12/20/06	695,237,000	547,000	538,916	—	8,084
UAH	04/10/06	1,711,950	339,000	338,008	—	992
UAH	04/19/06	778,770	153,000	153,656	656	—
UAH	05/12/06	1,435,380	282,000	282,174	174	—
UAH	05/19/06	1,601,149	314,000	314,242	242	—
UAH	06/09/06	1,566,785	309,000	306,009	—	2,991
UAH	06/09/06	1,438,200	282,000	280,896	—	1,104
UAH	06/19/06	3,003,840	596,000	585,362	—	10,638
UAH	08/01/06	2,040,000	404,553	394,424	—	10,129
UAH	08/07/06	1,063,440	211,000	205,404	—	5,596
UAH	08/10/06	1,582,990	311,000	305,601	—	5,399
UAH	09/11/06	2,671,200	525,000	512,929	—	12,071

Total Forward Currency Purchase Contracts			$106,386,063	$107,058,100	$1,162,208	$490,171

			U.S. $ Cost	U.S. $
Forward Currency	Expiration	Foreign	on Origination	Current	Unrealized	Unrealized
Sale Contracts	Date	Currency	Date	Value	Appreciation	Depreciation

ARS	04/03/06	2,222,640	$722,223	$721,314	$909	$ —
BRL	04/10/06	2,188,088	996,397	1,005,293	—	8,896
BRL	04/24/06	2,130,126	989,146	974,922	14,224	—
BRL	12/28/06	1,643,477	711,000	708,210	2,790	—
EUR	05/08/06	3,086,000	3,725,265	3,743,133	—	17,868
EUR	04/20/06	428,000	521,695	518,569	3,126	—
EUR	06/09/06	314,000	384,215	381,612	2,603	—
INR	04/03/06	79,887,700	1,789,198	1,792,239	—	3,041
ISK	04/06/06	40,388,565	569,142	565,460	3,682	—
ISK	04/10/06	27,292,650	385,000	381,858	3,142	—
ISK	04/10/06	28,811,140	405,751	403,103	2,648	—
PEN	04/03/06	1,714,776	516,421	509,425	6,996	—
PEN	04/12/06	1,705,170	497,497	506,301	—	8,804
PEN	04/17/06	1,705,170	497,352	506,150	—	8,798
PHP	04/03/06	131,858,860	2,572,856	2,576,906	—	4,050
RUB	05/24/06	99,755,000	3,599,964	3,599,318	646	—
RUB	05/24/06	99,755,000	3,599,964	3,599,318	646	—
SKK	04/28/06	12,731,680	416,000	411,018	4,982	—
SKK	04/28/06	16,306,500	525,000	526,425	—	1,425
TRY	04/04/06	998,093	739,000	741,146	—	2,146
TRY	04/21/06	673,822	505,000	498,483	6,517	—
TRY	07/05/06	985,749	719,000	718,095	905	—
TRY	07/05/06	985,749	719,000	718,095	905	—
TRY	02/09/07	1,428,000	994,637	999,960	—	5,323

Total Forward Currency Sale Contracts			$27,100,723	$27,106,353	54,721	60,351

Gross unrealized appreciation/depreciation on Forward Currency Contracts					$1,216,929	$550,522

See Notes to Portfolio of Investments.

Lazard Global Total Return & Income Fund, Inc.
Notes to Portfolio of Investments
March 31, 2006 (unaudited)

(a)	Non-income producing security.

(b)	For federal income tax purposes, the aggregate cost was $237,659,115, aggregate gross unrealized appreciation was $34,736,390, aggregate gross unrealized depreciation was $3,254,705 and the net unrealized appreciation was $31,481,685.

(c)	Segregated security for forward currency contracts.

(d)	Security or portion thereof is out on loan.

(e)	Principal amount denominated in respective country’s currency unless otherwise specified.

(f)	Pursuant to Rule 144A under the Securities Act of 1933, these securities may only be traded among “qualified institutional buyers.” Principal amount denominated in U.S. dollar.

(g)	Rate shown reflects 7 day yield as of March 31, 2006.

(h)	Represents security purchased with cash collateral received for securities on loan.

Security Abbreviations:
ADR — American Depositary Receipt
NTN-B — Brazil Sovereign “Nota do Tesouro Nacional”

Currency Abbreviations:
ARS	— Argentine Peso
BRL	— Brazilian Real	NGN	— Nigerian Naira
BWP	— Botswana Pula	PEN	— Peruvian New Sol
CLP	— Chilean Peso	PHP	— Philippine Peso
COP	— Colombian Peso	PLN	— Polish Zloty
CRC	— Costa Rican Colon	RON	— Romanian Leu
CSD	— Serbian Dinar	RUB	— Russian Ruble
EUR	— Euro	SGD	— Singapore Dollar
GHC	— Ghanaian Cedi	SIT	— Slovenian Tolar
IDR	— Indonesian Rupiah	SKK	— Slovenska Koruna
ILS	— Israeli Shekel	THB	— Thai Baht
INR	— Indian Rupee	TRY	— New Turkish Lira
ISK	— Iceland Krona	TWD	— New Taiwan Dollar
KRW	— South Korean Won	TZS	— Tanzanian Shilling
MXN	— Mexican Peso	UAH	— Ukranian Hryvnia
MYR	— Malaysian Ringgit	ZMK	— Zambian Kwacha

Lazard Global Total Return & Income Fund, Inc.
Notes to Portfolio of Investments (concluded)
March 31, 2006 (unaudited)

Portfolio holdings by industry (as percentage of net assets):
Industry
Alcohol & Tobacco	5.8%
Banking	18.1
Commercial Services	1.8
Computer Software	6.6
Consumer Products	0.9
Drugs	5.7
Energy Integrated	13.7
Financial Services	8.8
Food & Beverages	7.3
Insurance	1.8
Leisure & Entertainment	2.0
Manufacturing	7.5
Medical Products	2.9
Retail	3.1
Semiconductors & Components	2.1
Technology	1.6
Technology Hardware	6.0
Telecommunications	2.1

Subtotal	97.8
Foreign Government Obligations	5.7
Structured Notes.	2.3
Collateral for Securities on Loan.	18.8

Total Investments	124.6%

Lazard Global Total Return & Income Fund, Inc.
Dividend Reinvestment Plan
(unaudited)

Unless you elect to receive distributions in cash (i.e., opt-out), all dividends, including any capital gain distributions, on your Common Stock will be automatically reinvested by the Plan Agent in additional Common Stock under the Fund’s Dividend Reinvestment Plan (the “Plan”). You may elect not to participate in the Plan by contacting Computershare Shareholder Services, Inc., as dividend disbursing agent (the “Plan Agent”). If you do not participate, you will receive all distributions in cash, paid by check mailed directly to you by the Plan Agent.

Under the Plan, the number of shares of Common Stock you will receive will be determined on the dividend or distribution payment date, as follows:

(1)	If the Common Stock is trading at or above net asset value at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) net asset value per Common Share on that date or (ii) 95% of the Common Stock’s market price on that date.

(2)	If the Common Stock is trading below net asset value at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Stock in the open market, on the NYSE or elsewhere, for the participants’ accounts. It is possible that the market price for the Common Stock may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Stock issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Stock in the open market within 30 days of the valuation date. Interest will not be paid on any uninvested cash payments.

You may withdraw from the Plan at any time by giving written notice to the Plan Agent. If you withdraw or the Plan is terminated, you will receive whole shares in your account under the Plan and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus an initial $15 service fee plus $0.12 per share being liquidated (for processing and brokerage expenses).

The Plan Agent maintains all stockholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Shares of Common Stock in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all Common Stock you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in newly-issued shares of Common Stock. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions.

If you hold your Common Stock with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above. Consult your financial advisor for more information.

The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board of Directors, the change is warranted. There is no direct service charge to participants in the Plan (other than the service charge when you direct the Plan Agent to sell your Common Stock held in a dividend reinvestment account); however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained from the Plan Agent at P.O. Box 43010, Providence, Rhode Island 02940-3010.

Lazard Global Total Return & Income Fund, Inc.
Board of Directors and Officers Information
(unaudited)

	Position(s)	Principal Occupation(s) During Past 5 Years
Name (Age)	with the Fund	and Other Directorships Held

Board of Directors:

Class I – Directors with Term Expiring in 2009
Independent Director:
Robert M. Solmson (58)	Director	Director, Lazard Alternative Strategies Fund, LLC; Director,
Colonial Williamsburg Co.; Former Chief Executive Officer and
Chairman, RFS Hotel Investors, Inc.; Former Director, Morgan
Keegan, Inc.; Former Director, Independent Bank, Memphis.
Interested Director:
Charles Carroll (45)	Chief Executive Officer,	Deputy Chairman and Head of Global Marketing of the
	President and Director	Investment Manager.

Class II – Directors with Term Expiring in 2007
Independent Directors:
Kenneth S. Davidson (61)	Director	President, Davidson Capital Management Corporation; Trustee,
The Juilliard School; Chairman of the Board, Bridgehampton
Chamber Music Festival; Trustee, American Friends of the
National Gallery/London; President, Aquiline Advisors LLC.

Lester Z. Lieberman (75)	Director	Private Investor; Chairman, Healthcare Foundation of New Jersey;
Director, Cives Steel Co.; Director, Northside Power Transmission
Co.; Advisory Trustee, New Jersey Medical School; Director, Public
Health Research Institute; Trustee Emeritus, Clarkson University;
Council of Trustees, New Jersey Performing Arts Center.

Class III – Directors with Term Expiring in 2008
Independent Directors:
John J. Burke (77)	Director	Lawyer and Private Investor; Director, Lazard Alternative
Strategies Fund, LLC; Director, Pacific Steel & Recycling; Director,
Sletten Construction Company; Trustee Emeritus, The University
of Montana Foundation.

Richard Reiss, Jr. (62)	Director	Chairman, Georgica Advisors LLC, an investment manager;
Director, Lazard Alternative Strategies Fund, LLC; Director,
O’Charley’s, Inc., a restaurant chain.
Interested Director:
Ashish Bhutani (46)	Director	Chief Executive Officer of the Investment Manager; from 2001 to
December 2002, Co-Chief Executive Officer North America of
Dresdner Kleinwort Wasserstein and member of its Global
Corporate and Markets Board and the Global Executive
Committee; from 1995 to 2001, Chief Executive Officer of
Wasserstein Perella Securities; and from 1989 to 2001, Deputy
Chairman of Wasserstein Perella Group.

Lazard Global Total Return & Income Fund, Inc.
Board of Directors and Officers Information (concluded)
(unaudited)

Position(s)
Name (Age)	with the Fund	Principal Occupation(s) During Past 5 Years

Officers:
Nathan A. Paul (33)	Vice President	Managing Director and General Counsel of the Investment
	and Secretary	Manager.

Brian D. Simon (43)	Chief Compliance	Director and Chief Compliance Officer of the Investment
	Officer and	Manager; Vice President, Law & Regulations at
	Assistant Secretary	J. & W. Seligman & Co., from July 1999 to October 2002.

Stephen St. Clair (47)	Treasurer	Vice President of the Investment Manager.

David A. Kurzweil (31)	Assistant Secretary	Vice President of the Investment Manager; Associate at
Kirkpatrick & Lockhart LLP, a law firm, from August 1999 to
January 2003.

Cesar A. Trelles (31)	Assistant Treasurer	Fund Administration Manager of the Investment Manager;
Manager for Mutual Fund Finance Group at UBS Global Asset
Management, from August 1998 to August 2004.

Lazard Global Total Return & Income Fund, Inc.
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-828-5548
http://www.LazardNet.com

Investment Manager
Lazard Asset Management LLC
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-823-6300

Custodian
State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Transfer Agent and Registrar
Computershare Trust Company, N.A.
P.O. Box 43010
Providence, Rhode Island 02940-3010

Dividend Disbursing Agent
Computershare Shareholder Services, Inc.
P.O. Box 43010
Providence, Rhode Island 02940-3010

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281-1414

Legal Counsel
Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, New York 10038-4982
http://www.stroock.com